                                                                   EXHIBIT 10.17

                          REGISTRATION RIGHTS AGREEMENT

                              EMPIRE RESORTS, INC.

                          REGISTRATION RIGHTS AGREEMENT

            This  Registration  Rights Agreement (this  "AGREEMENT") is made and entered  into as of January 26,  2004,  by and among  Empire  Resorts,  Inc.,  a
Delaware corporation (the "COMPANY"), and the investors signatory hereto (each a
"PURCHASER" and collectively, the "PURCHASERS").

            This  Agreement  is  made  pursuant  to  the   Securities   Purchase
Agreement,  dated as of the date  hereof,  among the Company and the  Purchasers
(the "PURCHASE AGREEMENT").

            The Company and the Purchasers hereby agree as follows:

            1.  DEFINITIONS.  Capitalized  terms used and not otherwise  defined herein that are defined in the Purchase  Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement,  the following terms shall have the respective meanings set forth in this Section 1:

                "EFFECTIVE DATE" means the date that the Registration  Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

                "EFFECTIVENESS DATE" means the earlier of (a) the 120th calendar day  following the Closing Date and (b) the fifth Trading Day following the date on which  the  Company  is  notified  by the  Commission  that the  Registration
Statement  will not be  reviewed or is no longer  subject to further  review and comments.

                "EFFECTIVENESS  PERIOD"  shall  have the  meaning  set  forth in
Section 2(a).

                "EXCHANGE  ACT" means the  Securities  Exchange Act of 1934,  as amended.

                "FILING  DATE" means the 60th calendar day following the Closing
Date.

                "HOLDER" or "HOLDERS"  means the holder or holders,  as the case may be,  from  time  to time of  Registrable  Securities  who has  awarded  such
Registrable  Securities from a Purchaser or a permitted successor or assignee of such Purchaser pursuant to Section 5.5 of the Securities Purchase Agreement.

                "INDEMNIFIED  PARTY" shall have the meaning set forth in Section
6(c).

                "INDEMNIFYING PARTY" shall have the meaning set forth in Section
6(c).

                "LOSSES" shall have the meaning set forth in Section 6(a).

                "PROCEEDING" means an action, demand, claim,  litigation,  suit, investigation,  arbitration  or proceeding  (including,  without  limitation,  a partial proceeding, such as a deposition), whether pending or threatened.

                "PROSPECTUS"  means the  prospectus  included in a  Registration
Statement  (including,  without  limitation,  a  prospectus  that  includes  any information  previously  omitted from a prospectus filed as part of an effective registration  statement  in  reliance  upon  Rule  430A  promulgated  under  the
Securities Act), as amended or supplemented by any prospectus  supplement,  with respect  to  the  terms  of  the  offering  of any  portion  of the  Registrable
Securities covered by the Registration  Statement,  and all other amendments and supplements to the  Prospectus,  including  post-effective  amendments,  and all material  incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                "REGISTRABLE SECURITIES" means all of the Shares.

                "REGISTRATION  STATEMENT"  means the  registration  statement or statements  required  to be  filed  hereunder,  including  (in  each  case)  the
Prospectus,  amendments  and  supplements  to  such  registration  statement  or
Prospectus,  including pre- and post-effective amendments, all exhibits thereto, and all  material  incorporated  by reference  or deemed to be  incorporated  by reference in such registration statement.

                "RULE 144" means Rule 144 promulgated by the Commission pursuant to the  Securities  Act, as such Rule may be amended  from time to time,  or any
similar  rule  or  regulation   hereafter   adopted  by  the  Commission  having
substantially the same effect as such Rule.

                "RULE 415" means Rule 415 promulgated by the Commission pursuant to the  Securities  Act, as such Rule may be amended  from time to time,  or any
similar  rule  or  regulation   hereafter   adopted  by  the  Commission  having
substantially the same effect as such Rule.

                "RULE 424" means Rule 424 promulgated by the Commission pursuant to the  Securities  Act, as such Rule may be amended  from time to time,  or any
similar  rule  or  regulation   hereafter   adopted  by  the  Commission  having
substantially the same effect as such Rule.

                "SECURITIES ACT" means the Securities Act of 1933, as amended.

                "SHARES"  means  the  shares  of  Common  Stock  issued  to  the
Purchasers pursuant to the Purchase Agreement.

                "SPECIAL  COUNSEL" means the counsel  selected to act as special counsel hereunder by Purchasers  representing at least 66.67% in interest of all
Purchasers,  the name and contact  information of which has been provided to the
Company.

                "TRADING  DAY"  means  (i) a day on which the  Company's  common stock is traded on a Trading  Market,  or (ii) if the common stock is not listed on a  Trading  Market,  a day  on  which  the  common  stock  is  traded  on the over-the-counter  market, as reported by the OTC Bulletin Board, or (iii) if the common stock is not quoted on the OTC Bulletin  Board, a day on which the Common
Stock is  quoted in the  over-the-counter  market as  reported  by the  National
Quotation Bureau Incorporated (or any similar  organization or agency succeeding its functions of reporting prices);  provided, that in the event that the common stock is not listed or quoted as set forth in (i), (ii) and (iii)  hereof,  then
Trading Day shall mean a Business Day (as defined in the Purchase Agreement).

                "TRADING  MARKET"  means the  following  markets or exchanges on which the Company's  common stock is listed or quoted for trading on the date in question:  the American Stock Exchange,  the New York Stock Exchange, the Nasdaq
National Market or the Nasdaq SmallCap Market.

            2. REGISTRATION.

                (a) On or prior to the Filing Date,  the Company  shall  prepare and file with the Commission a Registration Statement covering the resale of all
Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The  Registration  Statement  shall be on Form S-3  (except if the
Company is not then eligible to register for resale the  Registrable  Securities on Form S-3,  in which case such  registration  shall be on another  appropriate form for such purpose) and shall contain (except if otherwise  required pursuant to  written  comments  received  from  the  Commission  upon a  review  of  such
Registration  Statement) the "Plan of Distribution"  attached hereto as Annex A.
The Company shall use its best efforts to cause the Registration Statement to be declared  effective  under the  Securities  Act as soon as possible  but, in any event, no later than the  Effectiveness  Date, and shall use its best efforts to keep the Registration  Statement continuously effective under the Securities Act until the  earlier of (i) the date that all  Registrable  Securities  covered by such Registration  Statement have been sold, (ii) the second  anniversary of the
Closing Date or (iii) such earlier date when all Registrable  Securities covered by the  Registration  Statement  have  been sold or may be sold  without  volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the  Company's  transfer  agent and the  affected  Holders  (the  "EFFECTIVENESS
PERIOD").

                (b) If: (i) a Registration Statement is not filed on or prior to its Filing Date, or (ii) a Registration  Statement is not declared  effective by the  Commission on or prior to the required  Effectiveness  Date, or (iii) after the  Effective  Date,  such  Registration  Statement  ceases to be effective and available  to the  Holders  as to all  Registrable  Securities  to  which  it is required  to cover at any time  prior  to the  expiration  of its  Effectiveness
Period,  (any such  failure or breach  being  referred to as an "EVENT," and for purposes  of clauses  (i),  (ii) or (iii) the date on which  such Event  occurs, being  referred to as "EVENT  DATE"),  then,  in  addition  to any other  rights available to the Holders: (x) on each such Event Date the Company shall issue to each  Holder,  as  liquidated  damages and not as a penalty,  0.25 shares of its common  stock  for every  Share  purchased  by that  Purchaser  pursuant  to the
Purchase  Agreement  (rounded up to the nearest  whole share taking into account all Shares purchased by such Purchaser);  and (y) on each monthly anniversary of each such Event Date thereof (if the applicable  Event shall not have been cured by such date) until the  applicable  Event is cured,  the Company shall issue to each Holder 0.10 shares of its common stock for every Share  purchased  pursuant to the  Purchase  Agreement  (rounded up to the nearest  whole share taking into account all Shares purchased by such Purchaser). The liquidated damages pursuant to the terms  hereof  shall apply on a pro rata basis for any portion of a month prior to the cure of an Event rounded up to the nearest whole share.

                (c) Notwithstanding  anything in this Agreement to the contrary, the Company may, by written notice to the Purchasers,  suspend the effectiveness of a Registration Statement after the Effective Date thereof and/or require that the  Purchasers  immediately  cease the sale of shares of Common Stock  pursuant thereto and/or defer the filing of any subsequent  Registration Statement for up to 45  consecutive  days (the  "Deferral  Period") in any 90-day period  without paying  liquidated  damages,  if  the  Company  determines  in  good  faith,  by appropriate  resolutions or action by its Board of Directors,  that (A) it would be materially  detrimental to the Company (other than as relating  solely to the price of the Common Stock) to file a Registration Statement at such time and (B)
it is in the best  interests  of the  Company  to  defer  proceeding  with  such registration at such time; provided,  however,  that in the event the disclosure relates  to a  previously  undisclosed  proposed  or pending  material  business transaction,  the disclosure of which the Company determines in good faith would be  reasonably  likely  to impede  the  Company's  ability  to  consummate  such transaction,  the Company  may extend a Deferral  Period from 45 days to 60 days without paying  liquidated  damages pursuant to Section 2(b);  provided further, however,  that  Deferral  Periods  (including  but not  limited to any  extended
Deferral  Periods  under  clause  (B)) may not  total  more  than 60 days in the aggregate  in any  twelve-month  period.  Upon  receipt  of  such  notice,  each
Purchaser  shall  immediately  discontinue  any sales of Registrable  Securities pursuant to such  registration  until such  Purchaser  has received  copies of a supplemented or amended Prospectus or until such Purchaser is advised in writing by the Company  that the  then-current  Prospectus  may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  In no event, however,  shall this right be exercised to suspend  sales beyond the period during which (in the good faith  determination of the Company's Board of Directors) the failure to require such suspension would be materially detrimental to the Company.

            3. CONSENTS.

               Prior to filing the Registration  Statement,  the Company and its
Subsidiaries  shall make or obtain all Permits  necessary or  desirable  for the consummation of the Transactions contemplated hereby.

            4. REGISTRATION PROCEDURES

               In  connection  with  the  Company's   registration   obligations
hereunder, the Company shall:

               (a) Not less than  three  Trading  Days  prior to the filing of a
Registration  Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders and the Special Counsel copies of all such  documents  proposed to be filed which  documents  (other than those incorporated  or deemed to be  incorporated by reference) will be subject to the reasonable review of such Holders and the Special Counsel. The Company shall not file a  Registration  Statement  or any such  Prospectus  or any  amendments  or supplements  (other than  periodic  reports  required  under the  Exchange  Act)
thereto to which the Holders of a majority of the Registrable  Securities or the
Special  Counsel shall  reasonably  object in writing within two Trading Days of receipt.

               (b) (i)  Subject  to  Section  2(c),  prepare  and file  with the
Commission  such  amendments,   including  post-effective  amendments,  to  each
Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration  Statement  continuously effective as to the applicable  Registrable  Securities for its Effectiveness Period and prepare and file with the Commission  such  additional  Registration  Statements in order to register for resale under the Securities Act all of the Registrable  Securities;
(ii) cause the related  Prospectus to be amended or supplemented by any required
Prospectus supplement, and as so supplemented or amended to be filed pursuant to
Rule 424;  (iii)  respond as promptly  as  reasonably  possible to any  comments received from the Commission with respect to each Registration  Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the  Holders  true and  complete  copies of all  correspondence  from and to the
Commission relating to such Registration  Statement that would not result in the disclosure to the Holders of material and non-public  information concerning the
Company;  and (iv) comply in all material  respects  with the  provisions of the
Securities Act and the Exchange Act with respect to the Registration  Statements and the disposition of all Registrable  Securities  covered by each Registration
Statement  during the applicable  period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

               (c) Notify the  Holders  and the  Special  Counsel as promptly as reasonably  possible  (and,  in the case of (i)(A)  below,  not less than  three
Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing  promptly  following  the day (i)(A) when a Prospectus or
any  Prospectus  supplement  or  post-effective   amendment  to  a  Registration
Statement is proposed to be filed; (B) when the Commission  notifies the Company whether there will be a "review" of such Registration Statement and whenever the
Commission comments in writing on such Registration Statement (the Company shall provide true and complete  copies thereof and all written  responses  thereto to each of the  Holders and the Special  Counsel  that  pertain to the Holders as a
Selling  Stockholder or to the Plan of Distribution,  but not information  which the Company believes would constitute material and non-public information);  and
(C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a
Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order  suspending the  effectiveness of a
Registration  Statement covering any or all of the Registrable Securities or the initiation  of any  Proceedings  for that  purpose;  (iv) of the  receipt by the
Company of any notification  with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any  jurisdiction,  or the  initiation or threatening of any Proceeding for such purpose;  and (v) of the  occurrence  of any event or passage of time that makes the financial  statements  included in a Registration  Statement  ineligible for inclusion  therein  or any  statement  made in such  Registration  Statement  or
Prospectus or any document  incorporated or deemed to be incorporated therein by reference  untrue in any material respect or that requires any revisions to such
Registration  Statement,  Prospectus or other  documents so that, in the case of such Registration  Statement or the Prospectus,  as the case may be, it will not contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated therein or necessary to make the statements  therein, in light of the circumstances under which they were made, not misleading.

               (d) Use its best efforts to avoid the issuance of, or, if issued, obtain  the  withdrawal  of (i) any  order  suspending  the  effectiveness  of a
Registration  Statement,  or  (ii)  any  suspension  of  the  qualification  (or exemption from  qualification) of any of the Registrable  Securities for sale in any jurisdiction, at the earliest practicable moment.

               (e) Furnish to each Holder by email,  hand  delivery or overnight courier,  without  charge,  at least  one  conformed  copy of each  Registration
Statement and each amendment  thereto,  and all exhibits to the extent requested by such  Person  (other  than those  previously  furnished  or  incorporated  by reference) promptly after the filing of such documents with the Commission.

               (f) Promptly  deliver to each  Holder,  without  charge,  as many copies of each  Prospectus or  Prospectuses  (including each form of prospectus)
and each amendment or supplement thereto as such Persons may reasonably request.
The Company hereby  consents to the use of such Prospectus and each amendment or supplement  thereto  by each of the  selling  Holders  in  connection  with  the offering and sale of the Registrable  Securities  covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

               (g) Prior to any public offering of Registrable  Securities,  use its reasonable best efforts to register or qualify or cooperate with the selling
Holders in connection with the registration or qualification  (or exemption from such registration or qualification) of such Registrable Securities for offer and sale  under the  securities  or Blue Sky laws of such  jurisdictions  within the
United States as any Holder requests in writing,  to keep each such registration or qualification  (or exemption  therefrom)  effective during the  Effectiveness
Period  and to do any and all other acts or things  necessary  or  advisable  to enable the  disposition  in such  jurisdictions  of the  Registrable  Securities covered by the Registration Statements;  provided, that the Company shall not be obligated  to file any general  consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so  qualified  or to subject  itself to  material  taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

               (h)  Cooperate   with  the  Holders  to  facilitate   the  timely
preparation and delivery of certificates  representing Registrable Securities to be delivered  to a transferee  pursuant to the  Registration  Statements,  which certificates  shall be free, to the extent permitted by the Purchase  Agreement, of all restrictive legends,  and to enable such Registrable  Securities to be in such denominations and registered in such names as any such Holders may request.

               (i)  Upon  the  occurrence  of any  event  described  in  Section
4(c)(v), as promptly as reasonably possible,  prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated  therein by reference,  and file any other required  document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue  statement of a material fact or omit to state a material fact required to be stated  therein or necessary to make the statements  therein,  in light of the circumstances under which they were made, not misleading.

               (j)  Comply  with all  applicable  rules and  regulations  of the
Commission.

               (k) The Company may require each selling Holder to furnish to the
Company a  certified  statement  as to the  number  of  shares  of Common  Stock beneficially owned by such Holder and any controlling person thereof.

            5.  REGISTRATION  EXPENSES.  All fees and  expenses  incident to the performance  of or compliance  with this Agreement by the Company shall be borne by the Company whether or not any Registrable  Securities are sold pursuant to a
Registration  Statement.  The fees and  expenses  referred  to in the  foregoing sentence shall include, without limitation, (i) all registration and filing fees
(including,  without  limitation,  fees and expenses (A) with respect to filings required  to be made with any Trading  Market on which the Common  Stock is then listed for trading,  and (B) in compliance with applicable  state  securities or
Blue Sky laws), (ii) printing expenses (including, without limitation,  expenses of printing certificates for Registrable Securities and of printing prospectuses if the  printing of  prospectuses  is  reasonably  requested by the holders of a majority of the Registrable Securities included in the Registration  Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance,  if the Company so desires  such  insurance,  and (vi) fees and  expenses  of all other  Persons retained by the Company in connection with the  consummation of the transactions contemplated  by this Agreement.  In addition,  the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including,  without limitation, all salaries and expenses of its  officers  and  employees  performing  legal or accounting  duties),  the expense of any annual  audit and the fees and expenses incurred in  connection  with the listing of the  Registrable  Securities on any securities exchange as required hereunder.

            6. INDEMNIFICATION.

               (a)   INDEMNIFICATION   BY  THE  COMPANY.   The  Company   shall,
notwithstanding  any termination of this Agreement,  indemnify and hold harmless each Holder, the officers,  directors, agents, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of
Section 15 of the  Securities  Act or Section  20 of the  Exchange  Act) and the
officers,  directors,  agents and employees of each such controlling  Person, to the fullest  extent  permitted by  applicable  law, from and against any and all losses,  claims,  damages,  liabilities,  costs (including,  without limitation, reasonable  costs of preparation  and reasonable  attorneys'  fees) and expenses
(collectively,  "LOSSES"), as incurred, arising out of or relating to any untrue or alleged  untrue  statement of a material fact  contained in any  Registration
Statement,  any  Prospectus  or any form of  prospectus  or in any  amendment or supplement  thereto,  or arising out of or  relating to any  omission or alleged omission of a material fact  required to be stated  therein or necessary to make the  statements  therein (in the case of any Prospectus or form of prospectus or supplement  thereto,  in light of the circumstances  under which they were made)
not  misleading,  except to the extent,  but only to the  extent,  that (1) such untrue statements or omissions are based solely upon information  regarding such
Holder  furnished  in writing to the  Company by such Holder  expressly  for use therein,  or to the extent that such information  relates to such Holder or such
Holder's  proposed  method of  distribution  of  Registrable  Securities and was reviewed and expressly  approved in writing by such Holder  expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment  or  supplement  thereto  (it being  understood  that the  Holder  has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section  4(c)(ii)-(v),  the use by such Holder of an outdated or  defective  Prospectus  after the  Company has  notified  such
Holder in writing that the  Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice  contemplated in Section 7(d) or an amended or  supplemented  Prospectus,  but only if and to the extent that  following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission  giving rise to such Loss would have been  completely  corrected  by such Advice or the amended or  supplemented  Prospectus  and the Holder fails to deliver such Advice or amended or  supplemented  Prospectus.  The Company  shall notify the  Holders  promptly of the  institution,  threat or  assertion  of any
Proceeding  of which the Company is aware in  connection  with the  transactions contemplated by this Agreement.

               (b) INDEMNIFICATION BY HOLDERS. Each Holder shall,  severally and not jointly,  indemnify and hold harmless the Company, its directors,  officers, agents and employees,  each Person who controls the Company  (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the
directors,  officers,  agents or employees of such controlling  Persons,  to the fullest  extent  permitted by applicable  law,  from and against all Losses,  as incurred,  arising out of or based upon (x) such Holder's failure to comply with the prospectus  delivery  requirements of the Securities Act, if the delivery of such a  prospectus  would have cured or  prevented  the Loss,  or (y) any untrue statement  of a material  fact  contained  in any  Registration  Statement,  any
Prospectus,  or any  form  of  prospectus,  or in any  amendment  or  supplement thereto,  or  arising  out of or based  upon any  omission  of a  material  fact required to be stated  therein or necessary to make the  statements  therein not misleading  to the  extent,  but  only  to the  extent  that,  (1)  such  untrue statements or omissions are based solely upon information  regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent  that such  information  relates to such  Holder or such  Holder's proposed method of  distribution of Registrable  Securities and was reviewed and expressly  approved  in  writing  by  such  Holder  expressly  for  use  in  the
Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose),  such  Prospectus or such form of Prospectus or in any amendment or supplement  thereto or (2) in the case of an occurrence of an event of the type  specified  in Section  4(c)(ii)-(v),  the use by such  Holder of an outdated or defective  Prospectus  after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented  Prospectus,  but only if and to the extent  that  following  the  receipt of the Advice or the amended or supplemented  Prospectus the  misstatement  or omission giving rise to such Loss would  have  been  completely  corrected  by  such  Advice  or  the  amended  or supplemented  Prospectus  and the Holder fails to deliver such Advice or amended or  supplemented  Prospectus.  In no event  shall the  liability  of any selling
Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable  Securities giving rise to such indemnification obligation.

               (c) CONDUCT OF  INDEMNIFICATION  PROCEEDINGS.  If any  Proceeding
shall be brought or asserted against any Person entitled to indemnity  hereunder
(an  "INDEMNIFIED  PARTY"),  such  Indemnified  Party shall promptly  notify the
Person from whom indemnity is sought (the "INDEMNIFYING  PARTY") in writing, and
the  Indemnifying  Party  shall  assume  the  defense  thereof,   including  the
employment of counsel  reasonably  satisfactory to the Indemnified Party and the payment of all fees and expenses  incurred in connection  with defense  thereof;
provided,  that the failure of any  Indemnified  Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this  Agreement,  except  (and  only) to the  extent  that it  shall be  finally determined  by a court of competent  jurisdiction  (which  determination  is not subject to appeal or further  review) that such failure  shall have  proximately and materially adversely prejudiced the Indemnifying Party.

                    An Indemnified Party shall have the right to employ separate counsel in any such  Proceeding and to participate in the defense  thereof,  but the  fees  and  expenses  of  such  counsel  shall  be at the  expense  of  such
Indemnified  Party or Parties unless:  (1) the Indemnifying  Party has agreed in writing to pay such fees and  expenses;  (2) the  Indemnifying  Party shall have failed  promptly to assume the defense of such  Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3)
the named  parties to any such  Proceeding  (including  any  impleaded  parties)
include  both  such  Indemnified  Party  and the  Indemnifying  Party,  and such
Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified  Party and the Indemnifying  Party (in which case, if such  Indemnified  Party notifies the  Indemnifying  Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense  thereof and such counsel shall be at the expense of the Indemnifying  Party).  It being understood,  however,  that the Indemnifying
Party shall not, in  connection  with any one such  Proceeding be liable for the fees and  expenses of more than one  separate  firm of attorneys at any time for all  Indemnified  Parties,  which firm shall be  appointed  by a majority of the
Indemnified  Parties.  The  Indemnifying  Party  shall  not be  liable  for  any settlement of any such Proceeding  effected without its written  consent,  which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party,  unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                    All reasonable  fees and expenses of the  Indemnified  Party
(including  reasonable  fees and expenses to the extent  incurred in  connection with  investigating  or  preparing  to defend  such  Proceeding  in a manner not inconsistent  with this Section) that are to be paid by the  Indemnifying  Party pursuant to this Section shall be paid to the  Indemnified  Party,  as incurred, within ten Trading Days of written  notice  thereof to the  Indemnifying  Party;
provided,  that the  Indemnifying  Party may require such  Indemnified  Party to undertake  to  reimburse  all such fees and expenses to the extent it is finally
judicially   determined  that  such   Indemnified   Party  is  not  entitled  to
indemnification hereunder).

                (d) CONTRIBUTION.  If a claim for indemnification  under Section
6(a) or 6(b) is unavailable to an Indemnified  Party (by reason of public policy or  otherwise),  then each  Indemnifying  Party,  in lieu of  indemnifying  such
Indemnified  Party,  shall  contribute  to the  amount  paid or  payable by such
Indemnified  Party  as a  result  of  such  Losses,  in  such  proportion  as is appropriate  to  reflect  the  relative  fault  of the  Indemnifying  Party  and
Indemnified  Party in connection with the actions,  statements or omissions that resulted in such Losses as well as any other relevant equitable  considerations.
The relative fault of such  Indemnifying  Party and  Indemnified  Party shall be determined by reference to, among other things,  whether any action in question, including any untrue or alleged untrue  statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information  supplied by, such Indemnifying  Party or Indemnified Party, and the parties'  relative intent,  knowledge,  access to information and opportunity to correct or prevent  such  action,  statement  or  omission.  The amount  paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys' or other reasonable  fees or  expenses  incurred  by such  party in  connection  with any
Proceeding to the extent such party would have been indemnified for such fees or expenses if the  indemnification  provided for in this Section was  available to such party in accordance with its terms.

                The parties hereto agree that it would not be just and equitable if  contribution  pursuant  to this  Section  6(d) were  determined  by pro rata allocation or by any other method of allocation  that does not take into account the equitable considerations referred to in the immediately preceding paragraph.
Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds  actually  received  by such  Holder  from the sale of the  Registrable
Securities  subject to the  Proceeding  exceeds the amount of damages  that such
Holder has  otherwise  been  required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such  Holder.  No Person  guilty of  fraudulent  misrepresentation  (within  the
meaning  of  SECTION  11(f)  of  the  Securities   Act)  shall  be  entitled  to
contribution   from  any  Person   who  was  not   guilty  of  such   fraudulent
misrepresentation.

                The  indemnity  and  contribution  agreements  contained in this
Section are in addition to any liability that the Indemnifying  Parties may have to the Indemnified Parties.

            7. MISCELLANEOUS

               (a)  REMEDIES.  In the event of a breach by the  Company  or by a
Holder,  of any of their  obligations  under this Agreement,  each Holder or the
Company,  as the case may be, in  addition to being  entitled  to  exercise  all rights granted by law and under this Agreement,  including  recovery of damages, will be entitled to specific performance of its rights under this Agreement. The
Company and each Holder agree that monetary  damages would not provide  adequate compensation  for any losses  incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific  performance  in respect of such breach,  it shall waive the defense that a remedy at law would be adequate.

               (b) NO  PIGGYBACK ON  REGISTRATIONS.  Except as and to the extent specified in Schedule  7(b) hereto,  neither the Company nor any of its security holders  (other than the Holders in such capacity  pursuant  hereto) may include securities  of  the  Company  in  the  Registration  Statement  other  than  the
Registrable  Securities,  and the Company  shall not after the date hereof enter into any  agreement  providing  any such right to any of its  security  holders.
Except as and to the extent  specified in Schedule 7(b) hereto,  the Company has not previously entered into any agreement granting any registration  rights with respect  to any of its  securities  to any  Person  which  have not  been  fully satisfied.

               (c)  COMPLIANCE.  Each Holder  covenants  and agrees that it will comply  with the  prospectus  delivery  requirements  of the  Securities  Act as applicable to it in connection with sales of Registrable  Securities pursuant to the Registration Statement.

               (d)   DISCONTINUED   DISPOSITION.   Each  Holder  agrees  by  its
acquisition of such  Registrable  Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(c)
or (e), such Holder will forthwith  discontinue  disposition of such Registrable
Securities under the  Registration  Statement until such Holder's receipt of the

                                       10

copies of the supplemented  Prospectus and/or amended Registration  Statement or until it is advised in writing (in each case,  "ADVICE") by the Company that the use of the  applicable  Prospectus  may be  resumed,  and, in either  case,  has received copies of any additional or supplemental  filings that are incorporated or deemed to be  incorporated  by reference in such  Prospectus or  Registration
Statement.  The  Company  may  provide  appropriate  stop  orders to enforce the provisions of this paragraph.

               (e)  PIGGY-BACK   REGISTRATIONS.   If  at  any  time  during  the
Effectiveness Period there is not an effective  Registration  Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the  Commission a registration  statement  relating to an offering for its own account or the account of others under the  Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents  relating to equity  securities to be issued solely in connection with any acquisition of any entity or business or equity  securities  issuable in connection  with stock option or other  employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such
Holder  shall  so  request  in  writing,  the  Company  shall  include  in  such registration  statement  all or any  part of such  Registrable  Securities  such holder  requests to be  registered,  subject to customary  underwriter  cutbacks applicable to all holders of registration rights.

               (f)  AMENDMENTS AND WAIVERS.  The  provisions of this  Agreement, including  the  provisions  of this  sentence,  may not be amended,  modified or supplemented,  and waivers or consents to departures from the provisions  hereof may not be given,  unless the same shall be in writing and signed by the Company and the Holders of a majority of the then  outstanding  Registrable  Securities.
Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof  with  respect  to a matter  that  relates  exclusively  to the rights of certain  Holders and that does not directly or  indirectly  affect the rights of other Holders may be given by Holders of at least a majority of the  Registrable
Securities  to  which  such  waiver  or  consent  relates,  provided,  that  the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

               (g)  NOTICES.  Any and all  notices  or other  communications  or deliveries  required or permitted to be provided  hereunder  shall be in writing and  shall be deemed  given and  effective  on the  earliest  of (i) the date of transmission,  if such notice or communication is delivered via facsimile at the facsimile  number  specified in this Section  prior to 6:30 p.m.  (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission,  if such  notice or  communication  is  delivered  via  facsimile  at the  facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the  Trading Day  following  the date of  mailing,  if sent by  nationally recognized  overnight courier service,  or (iv) upon actual receipt by the party to whom such notice is required  to be given.  The address for such  notices and communications shall be as follows:

                                       11

            If to the Company:   Empire Resorts, Inc.
                                 c/o Monticello Raceway
                                 Route 17B
                                 Monticello, NY  12701

            With a copy to:      Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                 Park Avenue Tower
                                 65 East 55th Street
                                 New York, New York 10022
                                 Attn:  Robert H. Friedman
                                 Facsimile No.:  (212) 451-2222

            If to a Purchaser:   To the address set forth under such Purchaser's
                                 name on the signature pages hereto.

                                 If to  Special  Counsel:  to  such  address  as
                                 provided  to the  Company  following  the  date
                                 hereof  by  Purchasers  representing  at  least
                                 66.67% in interest of all Purchasers.

            If to any other Person who is then the registered Holder:

                                 To the  address of such Holder as it appears in
                                 the stock transfer books of the Company

or such other  address as may be designated  in writing  hereafter,  in the same manner, by such Person.

                (h)  SUCCESSORS AND ASSIGNS.  This Agreement  shall inure to the benefit of and be binding upon the successors  and permitted  assigns of each of the parties and shall inure to the benefit of each  Holder.  The Company may not assign its rights or obligations  hereunder without the prior written consent of each Holder.  Each Holder may assign their  respective  rights  hereunder in the manner  and to the  Persons  as  permitted  to a  Purchaser  under the  Purchase
Agreement.

                (i) EXECUTION AND  COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken  together  shall  constitute  one and the same  Agreement.  In the event that any  signature  is  delivered  by  facsimile transmission,  such  signature  shall create a valid  binding  obligation of the party  executing  (or on whose behalf such  signature is executed) the same with the same  force and  effect as if such  facsimile  signature  were the  original thereof.

                (j) GOVERNING LAW. All questions  concerning  the  construction, validity,  enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance  with the internal laws of the State of
New York,  without  regard to the  principles of conflicts of law thereof.  Each party agrees that all Proceedings  concerning the  interpretations,  enforcement and defense of the transactions  contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates,  employees or agents) shall

                                       12

be commenced  exclusively in the state and federal courts sitting in the City of
New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication  of any dispute  hereunder  or in  connection  herewith or with any transaction  contemplated  hereby or discussed  herein,  and hereby  irrevocably waives,  and  agrees not to assert in any  Proceeding,  any claim that it is not personally  subject  to the  jurisdiction  of any New York  Court,  or that such
Proceeding has been commenced in an improper or inconvenient  forum.  Each party hereto hereby  irrevocably  waives  personal  service of process and consents to process  being  served in any such  Proceeding  by  mailing a copy  thereof  via registered or certified  mail or overnight  delivery (with evidence of delivery)
to such party at the  address in effect for  notices to it under this  Agreement and agrees that such service shall  constitute  good and  sufficient  service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve  process in any manner  permitted by law.  Each party hereto hereby irrevocably  waives, to the fullest extent permitted by applicable law,  any and all  right to trial by jury in any  Proceeding  arising  out of or relating to this Agreement or the transactions  contemplated  hereby.  If either party shall commence a Proceeding to enforce any  provisions of this  Agreement, then the prevailing  party in such  Proceeding  shall be reimbursed by the other party for its  attorney's  fees and other costs and expenses  incurred  with the investigation, preparation and prosecution of such Proceeding.

                (k)  CUMULATIVE  REMEDIES.  The  remedies  provided  herein  are cumulative and not exclusive of any remedies provided by law.

                (l)   SEVERABILITY.   If  any  term,   provision,   covenant  or
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants  and  restrictions  set forth  herein  shall  remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto  shall use their  reasonable  efforts to find and  employ an  alternative means to achieve the same or substantially  the same result as that contemplated by such term,  provision,  covenant or restriction.  It is hereby stipulated and declared to be the  intention of the parties  that they would have  executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                (m) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (n)  INDEPENDENT  NATURE OF PURCHASERS'  OBLIGATIONS AND RIGHTS.
The  obligations of each  Purchaser  hereunder is several and not joint with the obligations  of any  other  Purchaser  hereunder,  and  no  Purchaser  shall  be responsible  in any way for the  performance  of the  obligations  of any  other
Purchaser  hereunder.  Nothing  contained  herein or in any other  agreement  or document delivered at any closing, and no action taken by any Purchaser pursuant
hereto  or  thereto,   shall  be  deemed  to  constitute  the  Purchasers  as  a
partnership,  an  association,  a joint venture or any other kind of entity,  or create a presumption  that the  Purchasers are in any way acting in concert with respect to such obligations or the transactions  contemplated by this Agreement.
Each  Purchaser  shall be entitled to protect and enforce its rights,  including without limitation the rights arising out of this Agreement, and it shall not be necessary  for any other  Purchaser to be joined as an  additional  party in any proceeding for such purpose.

                                       13

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                           SIGNATURE PAGES TO FOLLOW]

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            IN WITNESS  WHEREOF,  the parties have  executed  this  Registration
Rights Agreement as of the date first written above.

                                       EMPIRE RESORTS, INC.

                                       By:_________________________________
                                       Name:
                                       Title:

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGES OF PURCHASERS TO FOLLOW]

                                       15

            IN WITNESS  WHEREOF,  the parties have  executed  this  Registration
Rights Agreement as of the date first written above.

                                       --------------------------------------
                                       [Print name of Purchaser]

                                       By:_____________________________________
                                          Name:
                                          Title:

                                       Address for Notice:

                                       Facsimile No.:
                                       Attn:

                                       16

                                                                         Annex A

                              Plan of Distribution

            The  Selling  Stockholders  and  any  of  their  pledgees,   donees,
assignees and successors-in-interest  may, from time to time, sell any or all of their shares of Common Stock on any stock exchange,  market or trading  facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated  prices.  Subject to  compliance  with  applicable  law, the
Selling  Stockholders  may use any one or  more of the  following  methods  when selling shares:

o    ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

o    block trades in which the broker-dealer  will attempt to sell the shares as agent but may  position  and resell a portion of the block as  principal to facilitate the transaction;

o    purchases by a broker-dealer  as principal and resale by the  broker-dealer for its account;

o    an exchange  distribution  in accordance  with the rules of the  applicable exchange;

o    privately negotiated transactions;

o    short sales

o    broker-dealers may agree with the Selling  Stockholders to sell a specified number of such shares at a stipulated price per share;

o    a combination of any such methods of sale; and

o    any other method permitted pursuant to applicable law.

            The Selling  Stockholders  may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

            Broker-dealers  engaged by the Selling  Stockholders may arrange for other  brokers-dealers  to  participate  in sales.  Broker-dealers  may  receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares,  from the purchaser) in amounts to be negotiated.  The  Selling  Stockholders  do not  expect  these  commissions  and discounts to exceed what is customary in the types of transactions involved.

            The  Selling  Stockholders  may from time to time  pledge or grant a security  interest  in some or all of the  Shares  owned  by them  and,  if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell  shares of Common  Stock from time to time under this prospectus,  or under an amendment to this  prospectus  under Rule  424(b)(3) or

                                       17

other  applicable  provision of the  Securities Act of 1933 amending the list of selling  stockholders to include the pledgee,  transferee or other successors in interest as selling stockholders under this prospectus.

            Upon the Company being notified in writing by a Selling  Stockholder that any material arrangement has been entered into with a broker-dealer for the sale  of  Common  Stock  through  a  block  trade,  special  offering,  exchange distribution or secondary  distribution  or a purchase by a broker or dealer,  a supplement  to this  prospectus  will be filed,  if  required,  pursuant to Rule
424(b) under the  Securities  Act,  disclosing (i) the name of each such Selling
Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved,  (iii) the price at which such the  shares of Common  Stock were sold,
(iv)the   commissions   paid  or  discounts  or  concessions   allowed  to  such
broker-dealer(s),  where  applicable,  (v) that  such  broker-dealer(s)  did not conduct any  investigation  to verify the information set out or incorporated by reference in this prospectus,  and (vi) other facts material to the transaction.
In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledge  intends to sell more than 500 shares of Common Stock,  a supplement to this  prospectus will be filed if then required in accordance with applicable securities law.

            The  Selling  Stockholders  also may  transfer  the shares of common stock in other circumstances,  in which case the transferees,  pledgees or other successors  in interest  will be the selling  beneficial  owners for purposes of this prospectus.

            The Selling  Stockholders and any  broker-dealers or agents that are involved  in selling  the shares may be deemed to be  "underwriters"  within the meaning of the Securities Act in connection with such sales. In such event,  any commissions  received  by such  broker-dealers  or agents  and any profit on the resale  of the  shares  purchased  by  them  may be  deemed  to be  underwriting commissions or discounts under the Securities Act. Each Selling Stockholders has represented  and warranted to the Company that it does not have any agreement or understanding,  directly or indirectly, with any person to distribute the Common
Stock.

            The Company is required to pay all fees and expenses incident to the registration  of the shares.  The Company  has agreed to  indemnify  the Selling
Stockholders against certain losses, claims, damages and liabilities,  including liabilities under the Securities Act.

                                       18